UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET ABSOLUTE RETURN PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 39.6%
CONSUMER DISCRETIONARY - 1.4%
Hotels, Restaurants & Leisure - 0.1%
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	250,000	$120,000	(a)(b)
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	140,000	115,850
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	45,000	49,613	(c)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	105,000	118,125	(c)

Total Hotels, Restaurants & Leisure				403,588

Media - 1.1%
Affinion Group Inc., Senior Subordinated Notes	11.500%	10/15/15	430,000	440,750
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000	179,000	(c)
Comcast Corp.	5.700%	5/15/18	2,350,000	2,491,681
Comcast Corp., Senior Notes	6.500%	1/15/17	70,000	77,820
DISH DBS Corp., Senior Notes	7.875%	9/1/19	400,000	416,000
Gannett Co. Inc.	6.375%	4/1/12	40,000	40,900
News America Inc., Senior Notes	6.650%	11/15/37	50,000	52,585
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	155,000	164,688

Total Media				3,863,424

Multiline Retail - 0.2%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	505,212	515,316	(d)

TOTAL CONSUMER DISCRETIONARY				4,782,328

CONSUMER STAPLES - 3.4%
Beverages - 0.2%
Dr. Pepper Snapple Group Inc., Senior Notes	6.820%	5/1/18	460,000	525,508

Food & Staples Retailing - 2.5%
CVS Corp.	9.350%	1/10/23	500,000	487,205	(b)(c)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	29,165	28,029	(c)(e)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	42,105	41,100
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	113,334	112,091
Delhaize Group, Senior Notes	6.500%	6/15/17	3,014,000	3,328,713
Kroger Co., Senior Notes	6.150%	1/15/20	1,100,000	1,194,114
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,555,394
The Kroger Co.	5.000%	4/15/13	1,620,000	1,724,931

Total Food & Staples Retailing				8,471,577

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	800,000	813,084
Sara Lee Corp., Notes	6.250%	9/15/11	150,000	159,388

Total Food Products				972,472

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	465,000	477,788	(c)

Tobacco - 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	900,000	991,527

TOTAL CONSUMER STAPLES				11,438,872

ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	588,314
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,060,000	991,100
Chesapeake Energy Corp., Senior Notes	6.375%	6/15/15	400,000	393,000
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	96,750
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	55,000
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	250,000	250,000
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	1,690,000	1,724,795
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	3,800,000	4,150,938
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,073,948
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	503,376	(c)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	819,593

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	250,000	$260,937
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	800,000	492,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	491,079	(c)
SandRidge Energy Inc., Senior Notes	8.625%	4/1/15	1,000,000	972,500	(d)
Whiting Petroleum Corp., Senior Subordinated Notes	7.250%	5/1/12	160,000	160,400
XTO Energy Inc., Senior Notes	5.500%	6/15/18	1,238,000	1,344,029

TOTAL ENERGY				14,367,759

FINANCIALS - 19.0%
Capital Markets - 3.3%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	50,850	(f)(g)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,904,544
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	837,275	(a)(b)(c)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	24	(a)(b)(c)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	100,000	250	(a)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	1,000,000	235,000	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	5,875	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	6.200%	9/26/14	320,000	74,400	(a)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	3,490,000	3,692,451
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,018,911
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	2,160,000	2,303,811

Total Capital Markets				11,123,391

Commercial Banks - 4.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	40,000	30,100	(f)(g)
Barclays Bank PLC, Senior Notes	5.125%	1/8/20	1,860,000	1,834,086
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,184,406	(c)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	822,700	(c)(f)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	200,600	(a)(b)(c)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	100,000	10	(a)(b)(c)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	181	(a)(b)(c)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	179,400	(c)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	442,000	416,158	(c)(g)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	251,850	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	745,000	734,408	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	745,000	726,887	(c)
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	500,000	507,472
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	976,143
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	300,000	208,048	(c)(f)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	6,120,000	6,506,007
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	769,307

Total Commercial Banks				15,347,763

Consumer Finance - 4.7%
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	39,000	(g)
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	1,000,000	875,909
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	500,000	528,965
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	7,800,000	8,070,941
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,923,461
GMAC Inc., Senior Notes	6.875%	9/15/11	949,000	964,421
GMAC Inc., Senior Notes	6.000%	12/15/11	1,013,000	1,015,532
GMAC Inc., Senior Notes	6.625%	5/15/12	949,000	958,490
GMAC Inc., Senior Notes	7.500%	12/31/13	273,000	277,778

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Consumer Finance - continued
GMAC Inc., Subordinated Notes	8.000%	12/31/18	185,000	$182,225
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	851,266

Total Consumer Finance				15,687,988

Diversified Financial Services - 3.7%
Air 2 US, Notes	8.027%	10/1/19	856,466	759,043	(c)
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,503,299
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,380,000	1,394,484
East Lane Re Ltd.	6.249%	5/6/11	300,000	300,000	(c)(e)(g)
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	340,000	351,993	(c)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,800,000	2,926,034
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	56,325	(g)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	259,063
PHH Corp.	7.125%	3/1/13	110,000	107,250
TNK-BP Finance SA	6.625%	3/20/17	232,000	238,380	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	208,800	(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	477,500	(c)(g)

Total Diversified Financial Services				12,582,171

Insurance - 2.6%
Allstate Life Global Funding Trust	5.375%	4/30/13	440,000	479,313
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	4,420,000	4,106,914
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,415,603	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	50,000	44,750
Metropolitan Life Global Funding I	5.125%	4/10/13	1,130,000	1,213,165	(c)
Pacific Life Global Funding, Notes	5.150%	4/15/13	1,040,000	1,096,480	(c)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	238,641	(c)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/37	120,000	118,122	(g)

Total Insurance				8,712,988

Real Estate Investment Trusts (REITs) - 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	63,615

Real Estate Management & Development - 0.2%
Realogy Corp., Senior Notes	10.500%	4/15/14	755,000	651,188

TOTAL FINANCIALS				64,169,104

HEALTH CARE - 4.1%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	369,400

Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	1,170,000	1,105,289

Health Care Providers & Services - 3.7%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	54,633
HCA Inc., Senior Notes	6.300%	10/1/12	274,000	273,658
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	587,276
HCA Inc., Senior Secured Notes	9.125%	11/15/14	10,000	10,563
HCA Inc., Senior Secured Notes	9.250%	11/15/16	910,000	967,444
HCA Inc., Senior Secured Notes	9.625%	11/15/16	630,000	674,887	(d)
Humana Inc.	8.150%	6/15/38	680,000	702,108
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	367,658
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	525,000	565,687	(c)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	525,000	588,000	(c)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	29,000	31,393	(c)
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	999,055
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,208,302
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,210,000	1,291,913
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	394,000	373,315	(d)(g)
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,578,293

Total Health Care Providers & Services				12,274,185

TOTAL HEALTH CARE				13,748,874

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.5%
L-3 Communications Corp., Senior Notes	5.200%	10/15/19	520,000	$522,591	(c)
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	130,000	132,275
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	960,000	985,200

Total Aerospace & Defense				1,640,066

Airlines - 0.5%
Continental Airlines Inc.	6.820%	5/1/18	60,915	59,773
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	230,000	241,500	(e)
Continental Airlines Inc., Pass-Through Certificates	7.250%	11/10/19	980,000	1,048,600
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	53,553	49,269
US Airways Pass-Through Trust	6.850%	1/30/18	272,872	233,306

Total Airlines				1,632,448

Building Products - 0.0%
Masco Corp.	7.125%	8/15/13	50,000	53,422

Commercial Services & Supplies - 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	297,003	(c)

Construction & Engineering - 0.1%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	489,387	(c)

Trading Companies & Distributors - 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	202,500	(c)

TOTAL INDUSTRIALS				4,314,826

INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	781,725

MATERIALS - 1.4%
Containers & Packaging - 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	420,000	427,350

Metals & Mining - 1.3%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,910,000	2,124,875
Novelis Inc., Senior Notes	7.250%	2/15/15	440,000	424,600
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	410,000	428,450
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	40,000	47,400
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	30,000	35,700
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	65,000	79,625
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	657,973
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	490,000	537,375	(c)

Total Metals & Mining				4,335,998

Paper & Forest Products - 0.0%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	43,652	45,889	(a)(c)

TOTAL MATERIALS				4,809,237

TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.7%
AT&T Inc., Global Notes	5.500%	2/1/18	2,930,000	3,110,631
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	500,000	(c)
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	207,575
Verizon Communications Inc.	6.100%	4/15/18	1,150,000	1,257,952
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	300,000	324,000	(c)
Windstream Corp., Senior Notes	8.625%	8/1/16	480,000	490,800

Total Diversified Telecommunication Services				5,890,958

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	483,074	(c)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	326,813

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - continued
True Move Co., Ltd.	10.750%	12/16/13	800,000	$835,000	(c)

Total Wireless Telecommunication Services				1,644,887

TOTAL TELECOMMUNICATION SERVICES				7,535,845

UTILITIES - 2.3%
Electric Utilities - 0.1%
FirstEnergy Corp., Notes	6.450%	11/15/11	83,000	88,034
FirstEnergy Corp., Notes	7.375%	11/15/31	100,000	103,488

Total Electric Utilities				191,522

Independent Power Producers & Energy Traders - 2.2%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,329,250
AES Corp., Senior Notes	7.750%	10/15/15	300,000	305,250
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	355,000	362,987	(c)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	408,190
Edison Mission Energy, Senior Notes	7.750%	6/15/16	110,000	80,300
Edison Mission Energy, Senior Notes	7.000%	5/15/17	80,000	55,800
Edison Mission Energy, Senior Notes	7.200%	5/15/19	250,000	172,500
Edison Mission Energy, Senior Notes	7.625%	5/15/27	90,000	57,600
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	20,000	14,850
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	5,404,516	3,675,071	(d)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	984,525
NRG Energy Inc., Senior Notes	7.375%	2/1/16	250,000	248,125

Total Independent Power Producers & Energy Traders				7,694,448

TOTAL UTILITIES				7,885,970

TOTAL CORPORATE BONDS & NOTES (Cost - $137,543,164)				133,834,540

ASSET-BACKED SECURITIES - 5.0%
FINANCIALS - 5.0%
Automobiles - 0.2%
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	510,000	532,276	(c)

Diversified Financial Services - 0.0%
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	132,600	(c)(e)

Home Equity - 3.6%
ACE Securities Corp., 2006-GP1 A	0.376%	2/25/31	349,993	285,886	(g)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.281%	7/25/32	585,816	386,364	(g)
Bear Stearns Asset-Backed Securities Trust, 2006- SD2	0.446%	4/25/36	440,127	413,196	(g)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	118,046
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.446%	11/25/45	134,001	100,551	(c)(g)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.646%	11/25/46	426,117	198,537	(c)(g)
Countrywide Home Equity Loan Trust, 2006-B 2A	0.400%	5/15/36	309,382	124,024	(g)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	283,623
Fremont Home Loan Trust, 2006-B 2A2	0.346%	8/25/36	871,705	496,901	(g)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.426%	12/25/36	1,728,378	890,574	(g)
GSAA Home Equity Trust, 2007-6 A4	0.546%	5/25/47	2,090,000	1,199,179	(g)
GSAMP Trust, 2006-S3 A1	6.085%	5/25/36	358,262	27,783
GSAMP Trust, 2006-SEA1 A	0.546%	5/25/36	326,217	226,110	(c)(g)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.546%	9/25/36	462,439	283,291	(c)(g)
HSI Asset Securitization Corp. Trust, 2007-NC1 A3	0.426%	4/25/37	2,740,000	1,007,882	(g)
Indymac Seconds Asset Backed Trust, 2006-A A	0.376%	6/25/36	1,281,895	125,373	(g)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.586%	2/25/36	830,876	721,428	(g)
Lehman XS Trust, 2006-16N A4B	0.486%	11/25/46	632,341	137,689	(g)
Lehman XS Trust, 2006-2N 1A1	0.506%	2/25/46	397,488	204,252	(g)
Lehman XS Trust, 2006-GP3 2A2	0.466%	6/25/46	608,494	74,282	(g)
Lehman XS Trust, 2007-1 WF1	7.000%	1/25/37	1,259,642	599,790
Lehman XS Trust, 2007-2N 3A1	0.336%	2/25/37	1,317,893	1,159,746	(g)
MASTR Second Lien Trust, 2005-1 A	0.516%	9/25/35	170,072	146,551	(g)
MASTR Specialized Loan Trust, 2006-3 A	0.506%	6/25/46	390,908	215,869	(c)(g)
MASTR Specialized Loan Trust, 2007-1 A	0.616%	1/25/37	344,909	144,862	(c)(g)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.386%	12/25/36	2,720,000	931,317	(g)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Home Equity - continued
Morgan Stanley Mortgage Loan Trust, 2006-12XS A1	0.366%	10/25/36	38,451	$37,841	(g)
Option One Mortgage Loan Trust, 2005-1 A4	0.646%	2/25/35	774,991	647,224	(g)
RAAC Series, 2006-RP4 A	0.536%	1/25/46	560,656	353,624	(c)(g)
Structured Asset Securities Corp., 2007-BC4 A3	0.496%	11/25/37	828,857	770,567	(g)

Total Home Equity				12,312,362

Manufactured Housing - 0.9%
ABSC Manufactured Housing Contract, 2004-CN1	8.400%	12/2/30	170,000	147,475	(c)(e)(g)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,733,476	1,590,291	(e)
Bombardier Capital Mortgage Securitization Corp., 2000-A A3	7.830%	6/15/30	1,622,565	1,048,226	(g)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	261,843	234,224	(g)

Total Manufactured Housing				3,020,216

Student Loan - 0.3%
Nelnet Student Loan Trust, 2008-4 A4	1.729%	4/25/24	860,000	904,058	(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $25,716,748)				16,901,512

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.5%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.549%	1/25/35	3,678,276	3,543,785	(g)
American Home Mortgage Assets, 2006-6 A1A	0.436%	12/25/46	295,274	151,778	(g)
American Home Mortgage Investment Trust, 2005- 4 5A	5.350%	11/25/45	688,236	495,672	(g)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	58,854	57,929
Banc of America Funding Corp., 2006-D 6A1	5.757%	5/20/36	1,263,872	791,516	(g)
Banc of America Mortgage Securities Inc., 2003-F 1A1	4.123%	7/25/33	28,839	26,384	(g)
Banc of America Mortgage Securities Inc., 2004-A 1A1	3.467%	2/25/34	63,736	56,979	(g)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.944%	12/25/33	583,234	517,370	(g)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.926%	9/25/34	165,160	127,175	(g)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.086%	11/25/34	110,298	57,273	(g)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.716%	1/25/36	443,571	248,106	(g)
Bear Stearns Alt-A Trust, 2005-2 1A1	0.746%	3/25/35	50,128	32,193	(g)
Bear Stearns ARM Trust, 2004-12 1A1	3.581%	2/25/35	115,831	89,831	(g)
Bear Stearns ARM Trust, 2005-12 23A1	5.727%	2/25/36	2,657,023	1,755,339	(g)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.406%	12/25/36	977,651	524,938	(g)
BlackRock Capital Finance LP, 1996-R1	9.580%	9/25/26	244,151	67,141	(g)
BlackRock Capital Finance LP, 1997-R1 B3	7.750%	3/25/37	50,792	7,619	(c)(g)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.506%	11/25/35	488,812	271,756	(g)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.470%	7/20/35	692,586	388,356	(g)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.540%	11/20/35	425,465	233,948	(g)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.616%	11/20/35	595,391	313,843	(g)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.506%	1/25/46	450,707	238,449	(g)
Countrywide Alternative Loan Trust, 2005-J12	0.516%	8/25/35	247,821	141,141	(g)
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.516%	8/25/46	2,002,199	287,124	(g)
Countrywide Alternative Loan Trust, 2006-OA8 1A2	0.476%	7/25/46	663,176	170,113	(g)
Countrywide Home Loan, 2003-HYB1 1A1	5.044%	5/19/33	31,820	28,866	(g)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	3.666%	6/19/31	30,546	27,207	(g)
Countrywide Home Loans, 2003-60 1A1	3.826%	2/25/34	436,306	379,815	(g)
Countrywide Home Loans, 2006-3 1A2	0.576%	3/25/36	479,356	96,269	(g)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.696%	6/25/34	246,440	184,723	(g)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.563%	2/25/36	497,369	288,409	(g)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.496%	4/25/36	3,162,560	1,109,126	(g)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.476%	9/25/35	595,234	$253,492	(g)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.506%	8/25/46	709,035	185,084	(g)
Harborview Mortgage Loan Trust, 2006-13 A	0.417%	11/19/46	506,252	225,647	(g)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.387%	1/25/47	1,023,775	567,416	(g)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.246%	11/25/47	1,430,675	881,837	(g)
IMPAC CMB Trust, 2004-5 1A1	0.606%	10/25/34	230,997	186,326	(g)
IMPAC CMB Trust, 2004-6 1A2	1.026%	10/25/34	326,433	267,767	(g)
IMPAC CMB Trust, 2005-7 A1	0.506%	11/25/35	455,372	249,294	(g)
IMPAC Secured Assets Corp., 2004-3 1A4	1.046%	11/25/34	14,454	12,936	(g)
IMPAC Secured Assets Corp., 2005-2 A1	0.566%	3/25/36	339,746	166,571	(g)
Indymac Manufactured Housing Contract, A2-2	6.170%	12/25/11	430,863	404,462
MASTR ARM Trust, 2003-3 3A4	2.786%	9/25/33	1,723,960	1,458,356	(g)
Merit Securities Corp., 11PA B2	1.747%	9/28/32	26,922	22,253	(c)(g)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.051%	5/25/34	928,721	909,881	(g)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	3.863%	8/25/34	99,627	76,635	(g)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	5.057%	3/25/36	513,978	315,712	(g)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.516%	8/25/36	540,980	251,232	(g)
Residential Accredit Loans Inc., 2007-Q01 A1	0.396%	2/25/47	2,946,356	1,567,387	(g)
Sequoia Mortgage Trust, 2007-4 4A1	5.884%	7/20/47	1,478,624	1,027,674	(g)
Structured ARM Loan Trust, 2004-17 A1	1.519%	11/25/34	58,485	46,102	(g)
Structured ARM Loan Trust, 2004-4 3A2	2.825%	4/25/34	974,697	803,378	(g)
Structured ARM Loan Trust, 2004-7 A1	0.651%	6/25/34	20,841	14,822	(g)
Structured ARM Loan Trust, 2005-19XS 1A1	0.566%	10/25/35	1,459,320	865,446	(g)
Structured ARM Loan Trust, 2005-20 4A1	5.896%	10/25/35	1,911,466	1,365,156	(g)
Structured Asset Mortgage Investments Inc., 2003- AR2 A1	0.607%	12/19/33	105,728	86,434	(g)
Structured Asset Mortgage Investments Inc., 2006- AR6 1A3	0.436%	7/25/46	1,911,163	948,644	(g)
Structured Asset Mortgage Investments Inc., 2007- AR4 A1	0.446%	9/25/47	918,839	882,894	(g)
Structured Asset Securities Corp., 2002-11A 1A1	3.242%	6/25/32	26,223	22,525	(g)
Structured Asset Securities Corp., 2002-16A 1A1	3.548%	8/25/32	239,164	234,079	(g)
Structured Asset Securities Corp., 2002-18A 1A1	3.272%	9/25/32	15,536	13,106	(g)
Structured Asset Securities Corp., 2002-8A 7A1	2.445%	5/25/32	97,708	86,678	(g)
Structured Asset Securities Corp., 2004-NP1 A	0.646%	9/25/33	205,292	173,472	(b)(c)(e)(g)
Thornburg Mortgage Securities Trust, 2004-1 I2A	0.681%	3/25/44	37,586	35,299	(g)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.198%	9/25/37	1,284,390	1,143,922	(g)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.201%	9/25/37	1,307,555	1,117,087	(g)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR3 A1A	1.433%	5/25/46	3,278,218	1,646,605	(g)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.423%	8/25/46	2,385,156	1,256,749	(g)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.403%	4/25/46	4,024,625	1,987,162	(g)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.433%	6/25/46	1,737,327	675,492	(g)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	3.324%	5/25/35	421,364	388,445	(g)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $55,557,894)				35,533,632

COLLATERALIZED SENIOR LOANS - 6.2%
CONSUMER DISCRETIONARY - 3.7%
Auto Components - 0.3%
Allison Transmission Inc., Term Loan, Tranche B	2.980 - 3.010%	6/11/10	954,209	906,839	(h)(i)

Automobiles - 0.1%
Chrysler Financial Services NA LLC, First Lien Term Loan	4.230%	4/15/10	362,500	361,005	(h)(i)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Distributors - 0.2%
Keystone Automotive Industries Inc., Term Loan, Tranche B	3.751 - 5.750%	6/30/10	938,774	$680,611	(h)(i)

Hotels, Restaurants & Leisure - 0.7%
Cedar Fair LP, Term Loan	2.248%	4/30/10	169,512	168,029	(h)(i)
Cedar Fair LP, Term Loan	4.248%	4/30/10	737,045	730,596	(h)(i)
Harrah’s Entertainment Inc., Term Loan B	3.249%	4/26/10	806,853	695,280	(h)(i)
Las Vegas Sands LLC, Delayed Term Loan	2.050%	6/30/10	196,500	179,626	(h)(i)
Las Vegas Sands LLC, Term Loan, Tranche B	2.050%	6/30/10	778,000	711,189	(h)(i)

Total Hotels, Restaurants & Leisure				2,484,720

Media - 1.9%
Charter Communications Operating LLC, Term Loan	2.300 - 6.250%	6/30/10	980,000	945,450	(h)(i)
Citadel Communication Group, Term Loan, Tranche B	2.000%	4/30/10	1,029,719	916,965	(a)(h)(i)
Idearc Inc., Term Loan	10.250%	6/30/10	385,750	361,521	(h)(i)
Insight Midwest Holdings LLC, Term Loan, Tranche B	2.250%	4/6/10	675,000	654,433	(h)(i)
Lodgenet Entertainment Corp., Term Loan, Tranche B	2.300%	6/30/10	722,786	680,624	(h)(i)
Univision Communications, Term Loan, Tranche B	2.540%	6/30/10	1,000,000	889,078	(h)(i)
UPC Broadband Holding, Term Loan, Tranche N1	2.180%	7/1/10	1,296,576	1,253,086	(h)(i)
UPC Broadband Holding BV, Term Loan T	3.930%	7/1/10	703,424	691,642	(h)(i)

Total Media				6,392,799

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Term Loan	2.228 - 2.252%	6/7/10	983,620	930,614	(h)(i)

Specialty Retail - 0.2%
Michaels Stores Inc., Term Loan B	2.500 - 2.563%	6/30/10	392,952	373,366	(h)(i)
Michaels Stores Inc., Term Loan B	4.750 - 4.813%	6/30/10	528,825	513,819	(h)(i)

Total Specialty Retail				887,185

TOTAL CONSUMER DISCRETIONARY				12,643,773

ENERGY - 0.4%
Energy Equipment & Services - 0.3%
Brand Energy and Infrastructure Services Inc., Term Loan B	3.563%	5/27/10	921,763	881,724	(h)(i)

Oil, Gas & Consumable Fuels - 0.1%
Ashmore Energy, Term Loan	3.246%	4/30/10	50,966	47,080	(h)(i)
Ashmore Energy, Term Loan	3.290%	6/30/10	428,260	395,605	(h)(i)
Total Oil, Gas & Consumable Fuels				442,685

TOTAL ENERGY				1,324,409

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Dubai Aerospace Enterprise, Term Loan	4.000%	4/30/10	287,234	268,803	(h)(i)
Dubai Aerospace Enterprise, Term Loan, Tranche B2	4.000%	4/30/10	279,570	261,631	(h)(i)

TOTAL INDUSTRIALS				530,434

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.5%
First Data Corp., Term Loan B2	3.032 - 3.040%	6/30/10	987,342	873,236	(h)(i)
SunGard Data Systems Inc., Term Loan, Tranche B	3.864 - 3.874%	5/10/10	932,103	922,006	(h)(i)

Total IT Services				1,795,242

Semiconductors & Semiconductor Equipment - 0.3%
Sensata Technologies, Term Loan, Tranche B	1.999%	4/29/10	962,500	921,794	(h)(i)

TOTAL INFORMATION TECHNOLOGY				2,717,036

MATERIALS - 0.8%
Containers & Packaging - 0.5%
Amscan Holdings Inc., Term Loan, Tranche B	2.534%	6/25/10	970,000	923,925	(h)(i)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging - continued
Graham Packaging Company LP, Term Loan C	6.750%	6/30/10	763,154		$769,465	(h)(i)

Total Containers & Packaging					1,693,390

Metals & Mining - 0.2%
Noranda Aluminum Acquisition Corp., Term Loan	2.248%	4/30/10	848,272		812,926	(h)(i)

Paper & Forest Products - 0.1%
Georgia-Pacific Corp., New Term Loan B	2.254 - 2.290%	6/30/10	248,055		245,514	(h)(i)

TOTAL MATERIALS					2,751,830

UTILITIES - 0.3%
Electric Utilities - 0.3%
TXU, Term Loan, Tranche B2	3.729 - 3.790%	6/30/10	1,218,750		998,867	(h)(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $22,614,824)					20,966,349

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.0%
Australia - 0.3%
Australia Government, Bonds	4.000%	8/20/20	780,000	AUD	1,124,470

Brazil - 0.2%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	622,721

Sweden - 0.5%
Government of Sweden, Bonds	3.500%	12/1/28	7,000,000	SEK	1,523,692

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $2,678,134)					3,270,883

SOVEREIGN BONDS - 3.5%
Brazil - 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	3,878,000	BRL	2,124,194
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	738,000	BRL	373,160

Total Brazil					2,497,354

France - 1.8%
France Government Bond OAT, Bonds	4.000%	4/25/60	4,650,000	EUR	6,246,799

Greece - 0.3%
Hellenic Republic Government Bond, Bonds	6.100%	8/20/15	740,000	EUR	996,113

Indonesia - 0.4%
Republic of Indonesia	10.250%	7/15/27	10,665,000,000	IDR	1,187,879

Malaysia - 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	709,553

Russia - 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	235,000		270,862	(c)

TOTAL SOVEREIGN BONDS (Cost - $11,600,937)					11,908,560

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.1%
U.S. Government Obligations - 8.1%
U.S. Treasury Bonds	3.500%	2/15/39	63,000		50,981
U.S. Treasury Bonds	4.375%	11/15/39	910,000		860,519
U.S. Treasury Notes	2.625%	12/31/14	17,910,000		18,038,737
U.S. Treasury Notes	3.125%	10/31/16	2,590,000		2,581,096
U.S. Treasury Notes	2.750%	11/30/16	4,020,000		3,909,136
U.S. Treasury Notes	3.375%	11/15/19	1,970,000		1,900,896

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $27,364,283)					27,341,365

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc.			17,138		239,932	(e)

Media - 0.0%
SuperMedia Inc.			1,788		73,129	*

TOTAL CONSUMER DISCRETIONARY					313,061

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY			SHARES	VALUE
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			867	$25,008	*

TOTAL COMMON STOCKS (Cost - $428,288)				338,069

	RATE	MATURITY DATE
CONVERTIBLE PREFERRED STOCK - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co., Senior Debentures, Series B (Cost - $200,000)	5.250%	3/6/32	64,000	545,920	*

PREFERRED STOCK - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $101,080)	0.000%		1,900	2,850	*(g)

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.2%
Eurodollar Futures, Put @ $98.75		3/14/11	259	203,962
Eurodollar Futures, Put @ $99.00		9/13/10	59	5,162
Interest rate swaption with Credit Suisse First Boston Inc., Call @ $4.25		3/16/11	2,700,000	85,831
Interest rate swaption with Credit Suisse First Boston Inc., Put @ $4.35		3/16/11	8,100,000	271,384
U.S. Treasury 10-Year Notes Futures, Call @ $117.00		5/21/10	1	656
U.S. Treasury 10-Year Notes Futures, Call @ $118.50		4/23/10	109	8,516
U.S. Treasury 10-Year Notes Futures, Call @ $119.00		5/21/10	107	18,391
U.S. Treasury 10-Year Notes Futures, Put @ $115.50		4/23/10	192	81,000
U.S. Treasury 30-Year Bonds Futures, Call @ $120.00		5/21/10	72	22,500
U.S. Treasury 30-Year Bonds Futures, Call @ $121.00		5/21/10	9	1,547

TOTAL PURCHASED OPTIONS (Cost - $845,317)				698,949

			WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	912	6,843	*(b)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $284,650,669)				251,349,472

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 24.0%
U.S. Government Agencies - 4.6%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.261%	10/26/10	15,000,000	14,975,729	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.170 - 0.180%	8/23/10	640,000	639,462	(j)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	8/26/10	10,000	9,992	(j)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	9/1/10	25,000	24,975	(j)(k)

Total U.S. Government Agencies(Cost - $15,651,984)				15,650,158

U.S. Government Obligations - 2.1%
U.S. Treasury Bills (Cost - $6,999,156)	0.155%	4/29/10	7,000,000	6,999,156	(j)

See Notes to Schedule of Investments.

WESTERN ASSET ABSOLUTE RETURN BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - 17.3%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/10; Proceeds at maturity - $25,468,014; (Fully collateralized by U.S. government agency obligation, 0.000% due 4/26/10; Market value - $25,977,361)	0.020%	4/1/10	$25,468,000	$25,468,000
Morgan Stanley repurchase agreement dated 3/31/10; Proceeds at maturity - $33,000,009; (Fully collateralized by U.S. government agency obligation, 2.100% due 10/5/12; Market value - $33,661,130)	0.010%	4/1/10	33,000,000	33,000,000

Total Repurchase Agreements (Cost - $58,468,000)				58,468,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $81,119,140)				81,117,314

TOTAL INVESTMENTS - 98.4% (Cost - $365,769,809#)				332,466,786
Other Assets in Excess of Liabilities - 1.6%				5,458,657

TOTAL NET ASSETS - 100.0%				$337,925,443

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of March 31, 2010.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(h)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	The date shown represents the last in a range of interest reset dates.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
IDR	— Indonesian Rupiah
PO	— Principal Only
SEK	— Swedish Krona
THB	— Thai Baht

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	9/13/10	$99.13	12	$11,625
Eurodollar Futures, Call	3/14/11	98.75	41	39,462
Eurodollar Futures, Put	9/13/10	98.63	59	2,212
Eurodollar Futures, Put	3/14/11	98.25	300	131,250
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95	4,770,000	245,676
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	4,770,000	230,877
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	4,770,000	310,371
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	4,770,000	327,343
Interest rate swaption with Credit Suisse First Boston Inc., Put	4/13/10	5.03	1,290,000	29
U.S. Treasury 10-Year Notes Futures, Put	4/23/10	114.00	192	21,000

TOTAL WRITTEN OPTIONS (Premiums received - $1,397,344)				$1,319,845

See Notes to Schedule of Investments.

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Absolute Return Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, an open-end management investment company, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Notes to Financial Statements (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$133,534,540	$300,000	$133,834,540
Asset-backed securities	—	15,163,746	1,737,766	16,901,512
Collateralized mortgage obligations	—	35,360,160	173,472	35,533,632
Collateralized senior loans	—	20,966,349	—	20,966,349

Non-U.S. treasury inflation protected security	—	3,270,883	—	3,270,883
Sovereign bonds	—	11,908,560	—	11,908,560
U.S. government & agency obligations	—	27,341,365	—	27,341,365
Common stocks	$98,137	—	239,932	338,069
Convertible preferred stocks	—	545,920	—	545,920
Preferred stock	2,850	—	—	2,850
Purchased options	341,734	357,215	—	698,949
Warrants	—	6,843	—	6,843

Total long-term investments	$442,721	$248,455,581	$2,451,170	$251,349,472

Short-term investments†	—	81,117,314	—	81,117,314

Total investments	$442,721	$329,572,895	$2,451,170	$332,466,786

Other financial instruments:

Futures contracts	$171,869	—	—	$171,869
Forward foreign currency contracts	—	$158,570	—	158,570

Written options	(205,550)	(1,114,295)	—	(1,319,845)

Total return swap‡	—	(50,974)	—	(50,974)

Interest rate swaps‡	—	344,826	—	344,826

Credit default swaps on corporate issues - sell protection‡	—	(248,112)	—	(248,112)

Credit default swaps on corporate issues - buy protection‡	—	(105,651)	—	(105,651)

Credit default swaps on credit indices - sell protection‡	—	(164,405)	—	(164,405)

Credit default swaps on credit indices - buy protection‡	—	(34,850)	—	(34,850)

Total other financial instruments	(33,681)	(1,214,891)	—	(1,248,572)

Total	$409,040	$328,358,004	$2,451,170	$331,218,214

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CONSUMER DISCRETIONARY	ENERGY	WARRANTS	TOTAL
Balance as of December 31, 2009	$426,912	$1,649,861	—	—	$20,803	—	$2,097,576
Accrued premiums/discounts	—	11,470	—	—	—	—	11,470
Realized gain/(loss) (1)	—	(35,555)	—	—	—	—	(35,555)
Change in unrealized appreciation (depreciation) (2)	1,538	(35,485)	—	$(44,368)	4,204	$6,843	(67,268)
Net purchases (sales)	—	—	—	284,300	—	—	284,300
Transfers in to Level 3	300,000	147,475	$173,472	—	—	—	620,947
Transfers out of Level 3	(428,450)	—	—	—	(25,007)	(6,843)	(460,300)

Balance as of March 31, 2010	$300,000	$1,737,766	$173,472	$239,932	—	—	$2,451,170

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010 (2)	—	$(35,485)	—	$(44,368)	—	—	$(79,853)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day,

Notes to Financial Statements (unaudited) (continued)

the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated fund transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including

Notes to Financial Statements (unaudited) (continued)

foreign denominated futures variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(i) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary fund transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its fund because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Financial Statements (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps. The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,547,160
Gross unrealized depreciation	(44,850,183)

Net unrealized depreciation	$(33,303,023)

Notes to Financial Statements (unaudited) (continued)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	3	6/10	$740,940	$747,225	$6,285
90-Day Eurodollar	34	9/10	8,380,872	8,454,525	73,653
90-Day Eurodollar	193	12/11	46,960,190	47,152,313	192,123
U.S. Treasury Bonds	111	6/10	13,401,611	13,316,531	(85,080)
U.S. Treasury 2-Year Notes	7	6/10	1,519,351	1,518,672	(679)
U.S. Treasury 5-Year Notes	35	6/10	4,021,020	4,019,531	(1,489)
U.S. Treasury 30-Year Bonds	66	6/10	7,672,464	7,664,250	(8,214)

					$176,599

Contracts to Sell:
90-Day Eurodollar	193	12/10	47,598,910	47,849,525	(250,615)
German Euro Bund	103	6/10	17,098,864	17,194,383	(95,519)
U.S. Treasury 10-Year Notes	568	6/10	66,371,404	(66,030,000)	341,404

					$(4,730)

Net Unrealized Gain on Open Futures Contracts					$171,869

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	651,771	$989,516	5/18/10	$(30,454)
Japanese Yen	173,092,800	1,853,934	5/18/10	(62,548)

				(93,002)

Contracts to Sell:
British Pound	467,515	709,778	5/18/10	30,297
Canadian Dollar	1,150,138	1,132,782	5/18/10	(43,790)
Euro	500,000	676,701	5/18/10	15,856
Euro	2,760,000	3,735,390	5/18/10	31,458
Euro	4,430,738	5,996,572	5/18/10	50,846
Euro	166,126	224,835	5/18/10	3,004
Euro	336,601	455,557	5/18/10	1,631
Japanese Yen	165,039,620	1,767,680	5/18/10	52,704
Japanese Yen	311,880,000	3,340,434	5/18/10	109,566

				251,572

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$158,570

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	20,370,466	$1,372,753
Options written	694	271,966
Options closed	(461)	(187,026)
Options expired	(95)	(60,349)

Written options, outstanding March 31, 2010	20,370,604	$1,397,344

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Total Return Swap:
Credit Suisse First Boston USA	$14,500,000	6/10/10	3-month LIBOR	4.375%	—	$(50,974	)*

Notes to Financial Statements (unaudited) (continued)

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Banc of America Securities LLC	$100,000	3/1/13	5.104% Semi- Annually	3-month LIBOR	—	$(9,638)
Barclays Capital Inc.	60,000	6/25/12	5.06% Semi- Annually	3-month LIBOR	—	(4,952)
Citigroup Global Markets	150,000	9/15/11	3.34% Semi- Annually	3-month LIBOR	—	(5,487)
Credit Suisse First Boston USA	50,000	8/15/13	5.023% Semi- Annually	3-month LIBOR	—	(4,986)
Credit Suisse First Boston USA	15,740,000	2/28/14	2.75013% Semi- Annually	3-month LIBOR	—	(295,145)
Credit Suisse First Boston USA	50,000	9/15/15	5.16% Semi- Annually	3-month LIBOR	—	(5,846)
Credit Suisse First Boston USA	13,870,000	12/10/39	4.2139% Semi- Annually	3-month LIBOR	—	673,925
RBS Greenwich	40,000	4/1/12	5.011% Semi- Annually	3-month LIBOR	—	(3,045)

Total	$30,060,000				—	$344,826

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT1	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 20102	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Sell Protection [3]
Barclays Capital Inc. (SLM Corp., 5.125%, due 8/27/212)	$2,350,000	9/20/12	2.74%	2.35% Quarterly	$(21,583)	—	$(21,583)
Barclays Capital Inc. (The AES Corp., 7.75%, due 3/1/14)	3,000,000	9/20/12	2.95%	3.15% Quarterly	14,254	—	14,254
Barclays Capital Inc. (The AES Corp., 7.75%, due 3/1/14)	3,000,000	9/20/12	2.95%	3.65% Quarterly	49,805	—	49,805
Barclays Capital Inc. (TXU Corp., 5.55%, due 11/15/14)	2,000,000	9/20/12	9.85%	2.97% Quarterly	(290,588)	—	(290,588)

Total	$10,350,000				$(248,112)	—	$(248,112)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT1	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Buy Protection [4]
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	$110,000	3/20/13	1.05% Monthly	$15,219	—	$15,219
Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)	60,000	6/20/12	0.63% Quarterly	531	—	531
Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	50,000	9/20/15	0.9% Quarterly	(493)	—	(493)
Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.75% Quarterly	977	—	977
Morgan Stanley & Co., Inc. (Gannett Co., 6.375%, due 4/01/12)	40,000	3/20/12	0.46% Quarterly	1,084	—	1,084
Morgan Stanley & Co., Inc. (Sara Lee Corp. 6.125% due 11/01/32)	150,000	9/20/11	0.62% Quarterly	(535)	—	(535)
The Goldman Sachs Group, Inc. (Citigroup Inc., 6.5%, due 1/18/11)	1,000,000	3/20/14	4.7% Quarterly	(122,434)	—	(122,434)

Total	$1,460,000			$(105,651)	$—	$(105,651)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT1	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection [3]
Credit Suisse First Boston USA (CDX IG 9)	$15,004,000	12/20/12	0.6% Quarterly	$(164,405)	$(163,895)	$(510)

Notes to Financial Statements (unaudited) (continued)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT1	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE5	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Buy Protection [4]
Credit Suisse First Boston USA (CDX HY 12)	$470,000	6/20/14	5% Quarterly	$(5,632)	$18,400	$(24,032)
Credit Suisse First Boston USA (CDX IG 9)	9,292,800	12/20/14	0.7% Quarterly	198,327	196,341	1,986
JP Morgan Chase & Co. (CDX HY 12)	9,212,000	6/20/14	5% Quarterly	(110,393)	89,227	(199,620)
Morgan Stanley & Co., Inc. (CDX HY 12)	8,836,000	6/20/14	5% Quarterly	(105,887)	774,589	(880,476)
Morgan Stanley & Co., Inc. (CDX HY 12)	940,000	6/20/14	5% Quarterly	(11,265)	41,645	(52,910)

Total	$28,750,800			$(34,850)	$1,120,202	$(1,155,052)

1	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

2	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

3	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

5	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$613,465	$(441,596)	$(1,319,845)	—	—	$293,852	$(854,124)
Foreign Exchange Contracts	—	—	—	$295,362	$(136,792)	—	158,570
Credit Contracts	—	—	—	—	—	(553,018)	(553,018)
Other Contracts	—	—	—	—	—	—	—

Total	$613,465	$(441,596)	$(1,319,845)	$295,362	$(136,792)	$(259,166)	$(1,248,572)

During the period ended March 31, 2010, the Fund had average market values of $80,051,998, $85,119,170, $1,483,000, $460,158, $2,389,263 and $7,414,988 in futures contracts (to buy), futures contracts (to sell), written options, purchased options, forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively. Additionally, the Fund had average

Notes to Financial Statements (unaudited) (continued)

notional balances of $22,009,600, $20,222,189 and $30,060,000 in credit default swap contracts (to buy protection), credit default swap contracts (to sell protection) and interest rate swap contracts, respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund fulfills its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $833,215. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets posted as collateral for all swaps was $1,800,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	May 27, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Principal Financial and Accounting Officer

Date:	May 27, 2010